UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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[  ] Soliciting Material Under Rule 14a-12

Sunworks, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Sunworks, Inc.

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of the stockholders of Sunworks, Inc. The meeting will be held on Wednesday, August 7, 2019 at 9:00 a.m. (local time) at Sunworks, Inc., 6694 Lonetree Boulevard Suite 500, Rocklin, CA 95765.

The principal business of the meeting will be (i) to elect five (5) directors to serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) to ratify the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2019; (iii) to approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of the Board before May 21, 2020 without further approval or authorization of our stockholders (or the board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by our stockholders, in its sole discretion); (iv) to approve an amendment to our 2016 Equity Incentive Plan to increase the total number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, or from 1,800,000 shares to 3,800,000 shares; and (v) to transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is June 21, 2019. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to vote by proxy by following the instructions contained in the proxy statement. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

By Order of the Board of Directors

/s/ Joshua Schechter
Joshua Schechter
Chairman

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, August 7, 2019

To the Stockholders of Sunworks, Inc.:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Sunworks, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. (local time) on Wednesday, August 7, 2019, or such later date or dates as such Annual Meeting may be adjourned, at 6694 Lonetree Boulevard Suite 500, Rocklin, CA 95765, for the purpose of considering and taking action on the following proposals:

1.	Elect as directors the nominees named in the proxy statement;
2.	To ratify the appointment of Liggett & Webb, P.A as our independent public accounting firm for the fiscal year ending December 31, 2019;
3.	To approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of the Board of Directors before May 21, 2020 without further approval or authorization of our stockholders (or the board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by our stockholders, in its sole discretion);
4.	To approve an amendment to our 2016 Equity Incentive Plan to increase the total number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, or from 1,800,000 shares to 3,800,000 shares; and
5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on June 21, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Roseville, California for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish these proxy materials (including an electronic proxy card for the meeting and our 2018 Annual Report to Stockholders, which is our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 10-K”)) to stockholders via the Internet. On or about June 28, 2019, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and 2018 10-K and how to vote. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Roseville, California
Dated: June 24, 2019
By Order of the Board of Directors

/s/ Joshua Schechter
Joshua Schechter
Chairman

Sunworks, Inc.

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

PROXY STATEMENT

FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Sunworks, Inc. (“Sunworks”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of stockholders of the Company to be held on Wednesday, August 7, 2019 at 9:00 a.m. (local time) at Sunworks, Inc., 6694 Lonetree Boulevard Suite 500, Rocklin, CA 95765 (the “Annual Meeting”).

In accordance with the rules of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 10-K”), including financial statements, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials will first be available on the Internet on or about June 24, 2019. We will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about June 28, 2019 to our stockholders of record and beneficial owners as of June 21, 2019, the record date for the meeting. This proxy statement and the Notice contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on June 21, 2019. As of June 21, 2019, there were 27,746,759 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on.

Pursuant to the Company’s bylaws the vote of: (i) a plurality of the shares of common stock present in person or by proxy and entitled to vote will be required to elect directors; (ii) a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to ratify the appointment of the independent auditors for 2019; (iii) a majority of the shares of common stock outstanding will be required to effect the reverse stock split; and (iv) a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to approve an amendment to the Sunworks, Inc. 2016 Equity Incentive Plan (the “2016 Plan”). With respect to these votes see “How many votes are needed to approve each Proposal?”

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Attending the Annual Meeting

If you are a holder of record and plan to attend the annual meeting, please bring a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the Board of the Company. Stockholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet, you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Annual Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive these proxy materials?

We are providing this Proxy Statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending the Notice, which provides instructions on how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about June 28, 2019 we will mail the Notice to each of our stockholders. The Notice contains instructions on how to access the proxy materials, including this Proxy Statement and the 2018 10-K, each of which are available at http://www.cstproxy.com/sunworksusa/2019. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, by mail or virtually at the Annual Meeting.

What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2018 10-K, are available for viewing, printing, and downloading at http://www.cstproxy.com/sunworksusa/2019. Our 2018 10-K is also available under the Company—Investor Relations—Annual Reports section of our website at www.sunworksusa.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on http://www.cstproxy.com/sunworksusa/2019 at least until the conclusion of the meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 21, 2019, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On June 21, 2019, there were 27,746,759 shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on June 21, 2019, your shares of Sunworks, Inc. common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 21, 2019, your shares of Sunworks, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What proposals am I voting on?

There are four matters scheduled for a vote at the Annual Meeting: (i) to elect five (5) directors to serve until the 2020 annual meeting of Stockholders and until their successors are duly elected and qualified; (ii) to ratify the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2019; (iii) to approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of the Board before May 21, 2020 without further approval or authorization of our stockholders (or the board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by our stockholders, in its sole discretion); and (iv) to approve an amendment to the 2016 Plan to increase the total number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, or from 1,800,000 shares to 3,800,000 shares.

The Board does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of June 21, 2019.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote through the Internet, go to http://www.cstproxy.com/sunworksusa/2019 and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Notice or, if you requested to receive printed proxy materials, the control number from the proxy card that was mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on August 6, 2019. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

●	To vote by phone, call 1-800-454-8683, from any touch-tone telephone and follow the instructions. In order to cast your vote, you will be asked to provide the control number from the Notice or, if you requested to receive printed proxy materials, the proxy card that was mailed to you. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on August 6, 2019. Our telephonic voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How can I vote my shares?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. You may vote “FOR”, “AGAINST” or “ABSTAIN” to on any other Proposals.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors, the proposed amendment to the Company’s certificate of incorporation to effect a reverse stock split, or the proposed amendment to the 2016 Plan; however, it will have discretionary authority to vote on the proposal relating to the ratification of the selection of Liggett & Webb, P.A. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm).

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “discretionary” matters. However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-discretionary” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.”

How many votes are needed to approve each Proposal?

Proposal 1: Election of directors.

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Withheld votes, abstentions and broker non-votes will have no effect on the result of the vote on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote.

Proposal 2: Ratification of the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2019.

To be approved, the ratification of the selection of Liggett & Webb, P.A. as our independent registered public accounting firm for our 2019 fiscal year, must receive “For” votes from the holders of a majority of shares common stock present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. This is considered a routine matter pursuant to applicable rules. A bank, broker or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal.

Proposal 3: Approval of amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock.

The approval of an amendment to our certificate of incorporation to effect the reverse stock split requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote.

Proposal 4: Approval of amendment to our 2016 Equity Incentive Plan to increase the total number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, or from 1,800,000 shares to 3,800,000 shares.

The approval of Proposal 4 requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote on the proposal at the annual meeting. To be approved, the increase to the 2016 Plan must receive “For” votes from the holders of a majority of shares of common stock present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the result of this proposal.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date;

●	You may vote again by Internet or telephone at a later time (prior to the deadline for Internet or telephone voting);

●	You may send a written notice that you are revoking your proxy to Corporate Secretary, Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville CA 95678; or

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote. Your most current Internet proxy, telephone proxy or proxy card will be the one that is counted at the Annual Meeting. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, vote your shares via the Internet or by telephone for each proxy card you received to ensure that all your shares are voted.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are Stockholder Proposals Due for the 2020 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) must be submitted in writing to the Company’s Secretary at 1030 Winding Creek Road, Suite 100, Roseville CA 95678, and received not later than February 29, 2020 to be includable in the Company’s proxy statement and related proxy for the 2020 Annual Meeting. However, if the date of the 2020 Annual Meeting is changed by more than 30 days from this year’s meeting then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you are submitting a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before the Company begins to print and send its proxy materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 27,746,759 shares of common stock outstanding as of the Record Date, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities.

Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 21, 2019 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding shares Beneficially Owned (3)
Charles Cargile (4)	589,269	2.1%
Paul McDonnel (5)	37,831	0.1%
Joshua Schechter (6)	21,250	0.1%
Rhone Resch (7)	75,000	0.3%
Daniel Gross (8)	22,361	0.1%
Stanley Speer (9)	20,417	0.1%
All officers and directors as a group (6 persons)	766,128	2.8%

5% or Greater
Kirk Short (10)	1,585,380	5.7%

(1) The address for our officers and directors is c/o of the Company, 1030 Winding Creek Road, Suite 100, Roseville, California 95678.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(3) Percentage based on 27,746,759 shares of Common Stock issued and outstanding at June 21, 2019.

(4) Includes (a) 450,213 shares of common stock, (b) 111,278 shares underlying options that are vested and currently exercisable and options which may become exercisable in the next 60 days, and (c) 27,778 shares of restricted stock scheduled to be issued in the next 60 days.

(5) Includes (a) 15,525 shares of common stock, (b) 22,306 shares underling options that are vested and currently exercisable and options which may become exercisable in the next 60 days.

(6) Includes 21,250 shares underlying options that are vested and options which may become exercisable in the next 60 days.

(7) Includes 75,000 shares underling options that are vested and currently exercisable and options which may become exercisable in the next 60 days.

(8) Includes 22,361 shares underlying options that are vested and options which may become exercisable in the next 60 days.

(9) Includes 20,417 shares underlying options that are vested and options which may become exercisable in the next 60 days.

(10) Includes 79,356 shares underling options that are vested and currently exercisable and options which may become exercisable in the next 60 days.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, five (5) persons, comprising the entire membership of the Board, are to be elected. Each elected director will serve until the Company’s next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Background of Nominees

BOARD NOMINEES

Name	Age
Charles Cargile	54
Daniel Gross	49
Rhone Resch	52
Joshua Schechter	46
Stanley Speer	58

Charles Cargile has served as Chief Executive Officer since April 2017, and a Director of the Company since September 2016. From July 2016 until September 2016, Mr. Cargile served as an Executive Advisor to MKS Instruments which acquired Newport Corporation (“Newport”) in April 2016. Prior to that, since 2000, Mr. Cargile served as the Chief Financial Officer for Newport. Prior to joining Newport, Mr. Cargile served in various capacities at York International Corporation (now a division of Johnson Controls, Inc.) since 1998 including Vice President, Finance and Corporate Development and Corporate Controller and Chief Accounting Officer. From 1992 to 1998 Mr. Cargile served at Flowserve Corporation, most recently as Corporate Controller and Chief Accounting Officer from 1995 to 1998. Mr. Cargile currently serves on the board of directors of Photon Control, a company engaged in the design and manufacture of optical sensors. Photon Control is publicly traded on the Toronto Exchange (TEX: Pho.to).

Mr. Cargile qualifies to serve on the Board because of his experience serving on public company board of directors and his extensive financial background including strategic development, capital structures, operational management and financial processes and controls.

Daniel Gross has served as a director of the Company since March 2018. Since 2015, Mr. Gross has served as an Adjunct Professor at Columbia University and since 2016 as a Lecturer at Yale University. Mr. Gross previously served as a Managing Director of Pegasus Capital Advisors from 2015 through 2016 and a Managing Director of Oaktree Capital Management from 2013 through 2015. Mr. Gross was one of the founding Partners of Hudson Clean Energy, a private equity firm with over $1 billion in assets under management. Prior to Hudson, Mr. Gross worked in the U.S. alternative energy investment group at Goldman Sachs as well as GE Capital’s Energy Financial Services unit, where he founded the renewable energy investment business. Mr. Gross is a Fulbright Scholar and holds a Master’s degree in Environmental Management, Master’s in Business Administration and Bachelor of Arts Degree (Phi Beta Kappa) from Yale University.

Mr. Gross is qualified to serve on the Board due to his substantial background in both the financial and renewable energy industries.

Rhone Resch has served as a director of the Company since November 2016. In 2016, Mr. Resch founded and serves as CEO of the Advanced Energy Advisors, a strategic solar energy advisory firm. He is also founder of Solarlytics, a high efficiency stealth technology company. Previously he served as the President and Chief Executive Officer of Solar Energy Industries Association from 2004 until 2016. From 1998 until 2004, he served as the Senior Vice President of Natural Gas Supply Association, and from 1994 until 1998 he served as the Program Manager of the United States Environmental Protection Agency – Office of Air and Radiation. From 1992 until 1994 Mr. Resch served as a Senior Analyst at Project Performance Corporation. Mr. Resch received a Bachelor of Arts, English/Natural Resources from the University of Michigan, a Master of Environmental Science from State University of New York and a Master of Public Administration, Management from Syracuse University.

Mr. Resch is qualified to serve as a Director because of his industry expertise and corporate leadership experience.

Joshua Schechter has served as a director of the Company since April 2018 and as Chairman of Company since May 2018. Mr. Schechter served as a director of Genesco, Inc. (NYSE: GCO) since April 2018, resigning effective June 27, 2019. He has been a director and chairman of the board of Support.com (NASDAQ: SPRT), a provider of cloud-based software and services for technology support, since 2016, as well as a member of its Nominating and Governance, and Audit Committees. Mr. Schechter has also served as a director of the board of Bed Bath & Beyond, Inc. (NASDAQ: BBBY) since May 2019. Since 2015, Mr. Schechter has served as a director of Viad Corp (NYSE: VVI), an international experiential services company. From 2008 to 2015, he served as a director of Aderans Co., Ltd. (“Aderans”), a multinational company engaged in hair-related business, and was the Executive Chairman of Aderans America Holdings, Inc., Aderans’ U.S. holding company. From 2001 to 2013, Mr. Schechter served as Managing Director of Steel Partners Ltd., a privately-owned hedge fund sponsor, and from 2008 to 2013, Mr. Schechter served as co-President of Steel Partners Japan Asset Management, LP, a private company offering investment services. Mr. Schechter previously served on the board of directors of The Pantry, Inc. (NASDAQ: PTRY), a leading independently operated convenience store chain in the southeastern United States and one of the largest independently operated convenience store chains in the country, from 2014 until the completion of its public sale in March 2015.

Mr. Schechter is qualified to serve on the Board because of his many years of experience serving as a director for numerous public companies.

Stanley Speer has served as a director of the Company since May 2018. Mr. Speer is the principal of Speer and Associates, LLC since 2012, a consulting firm he founded to provide practical operational, financial and strategic financial solutions to public and private businesses. Previously, Mr. Speer was a Managing Director with Alvarez & Marsal (“A&M”), in Los Angeles specializing in advising and assisting boards of directors, investment groups, management groups and lenders in a wide range of turnaround, restructuring and reorganization situations. Prior to joining A&M, Mr. Speer spent ten years as Chief Financial Officer for Cadiz, Inc., a publicly-held real estate and water resource management company, and its subsidiary Sun World International, a fully-integrated agriculture company. Prior to Cadiz, Mr. Speer was a partner with Coopers & Lybrand (now PricewaterhouseCoopers), where he spent 14 years in the Los Angeles office specializing in business reorganizations and mergers and acquisitions.

Mr. Speer is qualified to serve on the Board due to his many years of experience advising public and private companies.

Required Vote

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

Information Regarding the Board and its Committees

Board Independence

The Board presently consists of five members. The Board has determined that each of Messrs Resch, Schechter, Speer and Gross are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

Board Committees

We have an Audit Committee, Corporate Governance/Nominating Committee and a Compensation Committee.

Audit Committee. The Board has a standing Audit Committee, consisting of Messrs. Stanley Speer (Chairman of the Audit Committee), Daniel Gross, and Rhone Resch. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee charter is available on the Company’s website (www.sunworksusa.com). The Audit Committee held five meetings during the fiscal year ended December 31, 2018.

The Audit Committee’s responsibilities include (1) the integrity of the Company’s financial statements and disclosures; (2) the independent auditor’s qualifications and independence; (3) the performance of the Company’s internal audit function and independent registered public accounting firm; (4) the adequacy and effectiveness of the Company’s internal controls; (5) the Company’s compliance with legal and regulatory requirements; and (6) the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, and external risks inherent in the Company’s business. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Board has determined that Messrs. Stanley Speer, Daniel Gross and Rhone Resch are all “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined Messrs. Stanley Speer, Daniel Gross and Rhone Resch are all “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Mr. Speer is an “audit committee financial expert” serving on its Audit Committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

Corporate Governance/Nominating Committee. The Board has a standing Corporate Governance/Nominating Committee. The Governance/Nominating Committee consists of Messrs. Joshua Shechter (Chairman of the Corporate Governance/Nominating Committee), Daniel Gross, and Stanley Speer. The Governance and Nominating Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The corporate governance/nominating committee charter is available on the Company’s website (www.sunworksusa.com). The Corporate Governance/Nominating Committee held four meetings during the fiscal year ended December 31, 2018.

The Corporate Governance/Nominating Committee has been established by the Board in order, among other things to: (1) develop and recommend to the Board the Corporate Governance Guidelines of the Company and oversee compliance therewith; (2) assist the Board in effecting Board organization, membership and function including identifying qualified Board nominees; (3) assist the Board in effecting the organization, membership and function of Board committees including the composition of Board committees and recommending qualified candidates therefor; (4) evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and (5) to develop criteria for Board membership, such as independence, term limits, age limits and ability of former employees to serve on the Board and the evaluation of candidates’ qualifications for nominations to the Board its committees as well as removal therefrom, respectively.

The Corporate Governance/Nominating Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders but adheres to the Company’s By-Laws provisions and SEC rules relating to proposals by stockholders. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by the Board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

The Corporate Governance/Nominating Committee of the Board is responsible for identifying and selecting qualified candidates for election to the Board prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Corporate Governance/Nominating Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board.

The Corporate Governance/Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Corporate Governance/Nominating Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

The Board has determined that all the members of the Corporate Governance/Nominating Committee are “independent” under the current listing standards of NASDAQ.

Compensation Committee. The Board has a standing Compensation Committee. The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2018 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Messrs. Rhone Resch (Chairman of the Compensation Committee), Joshua Schechter, and Daniel Gross. The Compensation Committee has no interlocks with other companies. The compensation committee charter is available on the Company’s website (www.sunworksusa.com). The Compensation Committee held two meetings during the fiscal year ended December 31, 2018.

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers. The Committee has overall responsibility for evaluating the Company’s compensation and benefit plans, policies and programs and insuring overall alignment to the corporate compensation philosophy. The Compensation Committee also is responsible for preparing any report on executive compensation required by the rules and regulations of the SEC.

The Board has determined that all the members of the Compensation Committee are “independent” under the current listing standards of NASDAQ.

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or compensation committee. No interlocking relationship exists between any member of the Board of directors and any member of the compensation committee (or other committee performing equivalent functions) of any other company.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

There are no legal proceedings related to any of the directors or director nominees which require disclosure pursuant to applicable SEC rules.

Director Meeting and Attendance

During 2018, the Board held eight meetings, and also took certain actions by unanimous written consent. No Board member attended fewer than 75% of the total Board meetings or of meetings held by all committees on which he served during 2018.

Code of Conduct and Ethics

We have adopted a code of conduct that applies to all our directors, officers and employees. The text of the code of conduct has been posted on our internet website and can be viewed at www.sunworksusa.com. Any waiver of the provisions of the code of conduct for executive officers and directors may be made only by the audit committee and, in the case of a waiver for members of the audit committee, by the Board. Any such waivers will be promptly disclosed to our stockholders.

Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight.

The Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board has chosen to separate the roles of Chief Executive Officer and Chairman of the Board. Our Chief Executive Officer is Charles Cargile and our Chairman is Joshua Schechter. We believe separating these positions allows our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on external and corporate strategy and investor relations efforts in its role of providing advice to and independent oversight to management.

While management is responsible for managing the day-to-day issues faced by the Company, the Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner, the Board can coordinate its risk oversight.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board or the relevant board member by addressing communications to:

Sunworks, Inc.

c/o Corporate Secretary

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of Board members at annual meetings. We do expect that all our directors will attend the Annual Meeting.

Compliance with Section 16(a) of Exchange Act

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2018, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with.

Transactions with Related Persons

The following is a description of transactions since January 1, 2018, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest:

In April 2018, the Company entered into a Loan Agreement with CrowdOut Capital, Inc. pursuant to which the Company issued an aggregate of $3,750,000 in promissory notes, of which $3,000,000 are Senior Notes and $750,000 are Subordinated Notes. The Subordinated Notes were funded by the Company’s Chief Executive Officer, Charles Cargile and the Company’s Executive Vice President of Operations, Kirk Short. The Loan Agreement provided for the appointment of Joshua Schechter to the Board and the right of CrowdOut Capital, Inc. to at any time designate a replacement for Mr. Schechter. CrowdOut Capital, Inc.’s right to designate a director to the Board terminates upon the satisfaction of all of the Company’s obligations under the Loan Agreement. In June 2019, the Company entered into the First Amendment to the Loan Agreement, extending the maturity date to January 31, 2021.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB, P.A.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The Company’s stockholders are being asked to ratify the Board’s appointment of Liggett & Webb, P.A. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2019. Liggett and Webb, P.A. has provided services in connection with the audit of the Company’s financial statements since 2014.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Liggett & Webb, P.A. is not expected to be present in person but will attend telephonically at the 2019 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2018 and 2017 were $143,000 and $162,700, respectively. The fees billed by Liggett &Webb, P.A., our independent registered public accountants specifically for the audits related to the years ended December 31, 2018 and 2017 were $128,000 and $145,200, respectively.

Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under the item titled “Audit Fees” for the fiscal years ending December 31, 2018 and 2017 were $0, and $2,500, respectively. Audit related fees primarily include fees related to consent letters.

Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2018 and 2017 were both $15,000.

All Other Fees

There were no other fees billed for professional services provided by the principal accountant, other than the services reported above, for the fiscal years ending December 31, 2018 and 2017.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board’s review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, considering whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The audit committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of Liggett & Webb, P.A. as our independent registered public accounting firm for the year ending December 31, 2019.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

AUDIT COMMITTEE REPORT

The audit committee oversees our financial reporting process on behalf of the Company’s board of directors, but management has the primary responsibility for the financial statements and the reporting process, including the Company’s internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed and discussed with Liggett &Webb, P.A., which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including Auditing Standard No. 1301, “Communication with Audit Committees” of the Public Company Accounting Oversight Board. In addition, the audit committee has discussed with Liggett &Webb, P.A., its independence from management and the Company, has received from Liggett &Webb, P.A. the written disclosures and the letter required by Public Company Accounting Oversight Board Rule 3526 “Communication with Audit Committees Concerning Independence,” and has considered the compatibility of non-audit services with the auditors’ independence.

We have met with Liggett &Webb, P.A. to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. Liggett &Webb, P.A., as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. Our meetings with Liggett &Webb, P.A. were held with and without management present. Members of the audit committee are not employed by the Company, nor does the audit committee provide any expert assurance or professional certification regarding the Company’s financial statements. We rely, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, we recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Subject to stockholder approval, we and the Company’s board of directors also recommended the ratification of the appointment of Liggett &Webb, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

AUDIT COMMITTEE

Stanley Speer (Chairman)

Daniel Gross

Rhone Resch

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE OFFICERS

The following persons are our named executive officers (the “Named Executive Officers”) and hold the offices set forth opposite their names.

Name	Age	Position
Charles Cargile	54	Chief Executive Officer
Paul C. McDonnel	63	Interim Chief Financial Officer, Treasurer
Philip Radmilovic	37	Former Chief Financial Officer

The biography of Charles Cargile is contained in the information disclosures relating to the Company’s nominees for director.

Paul C. McDonnel joined the Company in September 2016 as its Chief Financial Officer and transitioned to Treasurer in May 2018. In February 2019, Mr. McDonnel was named the Interim Chief Financial Officer. Prior to joining the Company, Mr. McDonnel has served as the President of Vulcan Precision Linings since 2010. From 2009 until 2010 Mr. McDonnel served as the Chief Operating Officer of Franklin Covey Products, LLC. From 2006 until 2009 he served as the Corporate Controller & Chief Financial Officer of Arrowhead Research Corp., (NASDAQ: ARWR). From 2003 until 2005 Mr. McDonnel served as the Chief Executive Officer of Quality Imaging Products, and from 1999 until 2003 he served as the Chief Financial Officer and Senior Manager-Operations of Recall Secure Destruction Services. From 1994 to 1998 Mr. McDonnel served as the VP of Operations and Chief Operating Officer of Reid Plastics, Inc. (“Reid”). From 1990 until 1994 he served as Reid’s Chief Financial Officer. From 1987 to 1990 Mr. McDonnel served as the Vice President of Finance of Trojan Enterprises. From 1982 until 1987 he served in the audit practice of the Small Business Division of the Los Angeles office of Arthur Andersen & Co. Mr. McDonnel received both a Master of Arts - Management Accounting and Bachelor of Science – Accounting from Brigham Young University. Mr. McDonnel is a Certified Public Accountant in the State of California.

Philip Radmilovic served as the Company’s Chief Financial Officer from May 2018 to February 2019, and previously served as Company’s Corporate Controller from June 2017 to May 2018. Prior to joining the Company, from 2013 Mr. Radmilovic was a Finance Director - Regional Controller for Oracle America Inc. where he focused on Mergers & Acquisitions and Global Business Units. Prior to joining Oracle, Mr. Radmilovic was the Corporate Accounting Manager for Daegis Inc., a publicly traded software company. He joined Daegis in 2009 and had oversight of the all accounting, financial reporting, tax, and treasury functions. Prior to Daegis, Mr. Radmilovic was an Audit Manager for Ernst & Young. He is a Certified Public Accountant (inactive). Mr. Radmilovic received his Bachelors of Science, Business Administration with a focus in Corporate Financial Management graduating Summa Cum Laude from California State University, Chico. Philip Radmilovic resigned from his position with the Company, effective on February 22, 2019.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our the Named Executive Officers identified in the Summary Compensation Table, and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and Stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the Board. The following is a brief description of the key elements of our planned executive compensation structure.

●	Base salary and benefits are designed to attract and retain employees over time.

●	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.

●	Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

●	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Name Executive Officers.

Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, the Board may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

The Elements of Sunworks’ Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by the Board in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2018, the Board approved all executive officer base salary decisions.

The Board determines base salaries for the Named Executive Officers at the beginning of each fiscal year, and the board proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We adopted a 401(k) Plan in 2016 and base salary is the only element of compensation that is used in determining the amount of contributions permitted under the 401(k) Plan.

Incentive Compensation Awards

We have in prior years paid discretionary bonuses to our Named Executive Officers as approved by our Compensation Committee. On May 30, 2018, the Board approved a bonus plan for our management team for the fiscal year ending December 31, 2018. Pursuant to the bonus plan, Chuck Cargile, the Company’s Chief Executive Officer, will receive a target bonus of 50% of base salary, which will be paid based on the achievement of certain performance metrics established by the Compensation Committee relating to gross profit, consolidated adjusted EBITDA, free cash flow and personal objectives.

Equity Incentive Awards

In March 2016, the Board adopted the 2016 Plan and in June 2016, the stockholders adopted the same. The maximum number of shares of common stock that may be issued under the 2016 Plan is 1,800,000. The 2016 Plan is currently administered by the Company’s Compensation Committee. The 2016 Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards to officers, employees, directors of the Company as well as consultants who are selected by the Compensation Committee to receive an award. No option shall be exercisable more than 10 years after the date of grant. No option granted under the 2016 Plan is transferable by the individual or entity to whom it was granted otherwise than by will or laws of descent and distribution, and, during the lifetime of such individual, is not exercisable by any other person, but only by the recipient.

Benefits and Prerequisites

We have limited benefits and perquisites for our employees other than health insurance, 401(k) and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We may confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

Separation and Change in Control Arrangements

On September 26, 2017, we entered into a Change of Control Agreement with our Chief Executive Officer, Charles Cargile and, on September 22, 2017, with Paul McDonnel, our Interim Chief Financial Officer, to provide each of the employees with certain severance benefits in the event the employee’s employment with the Company terminates under certain circumstances.

Pursuant to the Change of Control Agreements, if within three months prior to a change of control or twenty-four months after a change of control (the “Change of Control Period”), the employee’s employment terminates as a result of an involuntary termination or a resignation for good reason, then the Company has agreed, upon the terms and subject to the conditions of the Change of Control Agreements, to pay to the employees: (i) any accrued and unpaid base salary as of the date of the employment termination; (ii) any accrued and unpaid value of unused paid time off; (iii) any accrued reimbursement for expenses incurred by the employees prior to the termination of the employee; (iv) any accrued and unpaid cash incentive bonus with respect to the most recent fiscal year; (v) severance payments to our Chief Executive Officer and to the employees as set forth in each respective Agreement; and (vi) health benefits for a period of twelve months to the employees, and eighteen months, to our Chief Executive Officer. In addition, the employee’s outstanding options, stock appreciation rights, restricted stock awards and other equity-based awards as of the date of termination of the employee shall immediately vest and become exercisable.

The tables below estimate the current value of amounts payable in the event that a change in control occurred on December 31, 2018. The following tables exclude certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change in control and/or the qualifying separation from our Company.

Name	Base Salary (1)	Annual Incentive Bonus (2)	Value of Stock Awards Accelerated (3) (4)	Value of Stock Options Accelerated (3) (5)
Charles Cargile	$600,000	$300,000	$54,000	-
Paul McDonnel	$202,000	-	$-	-

(1)	Base salary is equal to 24 months of salary for Mr. Cargile and 12 months of salary for Mr. McDonnel.

(2)	Based on lump sum payment in an amount equal to 200% of Mr. Cargile’s target incentive bonus for the year in which the Mr. Cargile’s termination date occurs.

(3)	Based on the last sale price of the Company’s common stock as quoted on the NASDAQ Capital Market on December 31, 2018, which was $0.26 per share.

(4)	Based on 208,333 stock awards that are unvested at December 31, 2018.

(5)	As the stock value at December 31, 2018 is lower than the exercise price for all options that would be accelerated, there is no value associated with these.

Upon the terms and subject to the conditions of the Change of Control Agreements, if the employee’s employment with the Company terminates during the Change of Control Period other than as a result of an Involuntary Termination (as defined in the Change of Control Agreement) or a Resignation for Good Reason (as defined in the Change of Control Agreement), including termination due to employee’s disability or death, then the employee shall receive his accrued and unpaid base salary, any accrued and unpaid value of unused paid time off, any accrued reimbursement for expenses incurred and any accrued and unpaid cash incentive bonus with respect to the most recent fiscal year.

Employment Agreements

We have entered into employment agreements with our named executive officers as follows:

On March 29, 2017, we entered into an at-will employment agreement with our Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Cargile receives a base salary of $300,000 per year and a discretionary bonus, provided, however, beginning the fiscal year ending December 31, 2017, Mr. Cargile shall be entitled to a minimum bonus equal to 3% of the operating earnings of the Company but shall receive a bonus that is not less than the bonus paid to next highest executive of the Company. The employment agreement also provides for a restricted stock grant of 500,000 shares, one third of which shall vest on the one-year anniversary of the grant, and the balance of which shall vest in twenty-four equal monthly installments commencing on the one-year anniversary of the grant.

Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to the current and former executive officers of the Company and includes the most highly compensated officers other than our principal executive officer, our principal operating officer and our principal financial officer during the periods indicated:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation (3)	Total

Charles Cargile,	2018	$300,000	$-	$250,000	$54,400	-	-	-	$604,400
Chief Executive Officer	2017	222,700	-	187,500	61,500	-	-	31,200	502,900

Philip Radmilovic,	2018	$170,800	$16,000	$-	$5,800	-	-	-	$192,600
Former Chief Financial Officer (4)	2017	80,000	-	-	2,200	-	-	-	82,200

Paul McDonnel,	2018	$125,600	$-	$-	$18,300	-	-	-	$143,900
Interim Chief Financial Officer (5)	2017	198,300	50,000	-	38,300	-	-	-	286,600

(1) The amount reflected in this column is the stock-based compensation cost recognized by the Company during fiscal years 2018 and 2017. The fair value of each restricted stock grant is estimated on the date of grant using the closing price of our common stock on the date of the grant as reported on the NASDAQ Capital Market.

(2) The amount reflected in this column is the stock-based compensation cost recognized by the Company during fiscal years 2018 and 2017. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model.

(3) On September 7, 2016, Charles Cargile was appointed as a director of the Company. On March 29, 2017, Mr. Cargile was appointed as our Chief Executive Officer. Prior to his appointment as Chief Executive Officer, Mr. Cargile received compensation as a Board member and consultant.

(4) Philip Radmilovic resigned from his position with the Company, effective on February 22, 2019. 2018 Bonus reflects guaranteed employment bonus as an incentive to join the Company.

(5) Paul McDonnel served as Chief financial Officer until May 28, 2018 and then served as Treasurer until February 22, 2019, when he was appointed Interim Chief Financial Officer. 2017 Bonus reflects payment of discretionary bonus for fiscal year 2016 performance.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers outstanding as of December 31, 2018.

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have not Vested		Market Value of Shares of Stock that Have not Vested

Charles Cargile	50,000	(3)	-	$2.88	9/1/21	208,333	(1)	$54,200	(4)
Chief Executive Officer	27,454	(2)	22,546	1.50	5/17/22	-		-
	7,963	(2)	32,037	1.09	5/30/23	-		-

Philip Radmilovic (5)	5,491	(2)	4,509	1.50	5/22/19	-		-
Former Chief Financial Officer	3,981	(2)	16,019	1.09	5/22/19	-		-

Paul McDonnel
Interim Chief Financial Officer	16,472	(2)	13,528	1.50	5/17/22	-		-

(1) On March 29, 2017, Mr. Cargile was granted 500,000 restricted shares of our common stock subject to the 2016 Plan. All shares issuable under Mr. Cargile’s restricted stock grant agreement (“RSGA”) are valued as of the grant date at $1.50 per share. The restricted shares shall vest as follows: 166,667 of the restricted shares shall vest on the one (1) year anniversary of the effective date, and the balance, or 333,333 restricted shares, shall vest in twenty-four (24) equal monthly installments commencing on the one (1) year anniversary of the effective date.

(2) Options granted pursuant to the 2016 Plan and vest at the rate of 1/36th per month.

(3) Options granted pursuant to the 2016 Plan and vest at the rate of 1/24th per month.

(4) Based on the closing price of the Company’s common stock on the NASDAQ Capital Market on December 31, 2018, which was $0.26 per share.

(5) Philip Radmilovic resigned from his position with the Company, effective on February 22, 2019. Option Expiration Date has been updated due to Mr. Radmilovic’s resignation.

Restricted Stock

With an effective date of March 29, 2017, subject to the 2016 Plan, the Company entered into a RSGA with its Chief Executive Officer, Charles Cargile. All shares issuable under the RSGA are valued as of the grant date at $1.50 per share. The RSGA provides for the issuance of up to 500,000 shares of the Company’s common stock. The restricted shares shall vest as follows: 166,667 of the restricted shares shall vest on the one (1) year anniversary of the effective date, and the balance, or 333,333 restricted shares, shall vest in twenty-four (24) equal monthly installments commencing on the one (1) year anniversary of the effective date.

Option Exercises and Stock Vested

During the fiscal year ended December 31, 2018, James Nelson, our former Executive Chairman, exercised an option and acquired 192,308 shares of our common stock.

In conjunction with Mr. Nelson’s retirement in April 2018, the remaining 384,615 shares of the Company’s common stock subject to a 2013 RSGA and 250,000 shares of the Company’s common stock subject to a 2016 RSGA vested and were issued to Mr. Nelson.

Director Compensation

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2018:

Director Compensation

Name	Fees earned or cash paid	Stock Awards	Option Awards	All other compensation	Total
James Nelson (1)	$58,800	-	-	$-	$36,000
Frank Hunt (2)	$12,000	-	-	$-	$12,000
Shane Mace (3)	$-	-	-	$-	$-
Rhone Resch	$36,000	-	15,000	$-	$36,000
Daniel Gross (4)	$27,000	-	50,000	$-	$27,000
Joshua Schechter (5)	$21,000	-	50,000	$-	$21,000
Stanley Speer (6)	$22,700	-	50,000	$-	$22,742

(1) Retired from role of Executive Chairman effective April 27, 2018.

(2) Retired as a member of the Board effective April 27, 2018.

(3) Resigned as a member of the Board effective April 2, 2018.

(4) Appointed as a member of the Board effective April 2, 2018.

(5) Appointed as a member of the Board effective April 27, 2018.

(6) Appointed as a member of the Board effective May 14, 2018.

The compensation paid to non-employee Board members is $3,000 per month. Option awards granted to directors of the Company pursuant to the Company’s 2016 Equity Incentive Plan vest in one month increments over a three-year period, with the exception of the options granted to Mr. Resch, which vested immediately. Directors may also be reimbursed their expenses for traveling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business.

As of December 31, 2018, there were no other cash compensation arrangements in place for members of the Board acting as such.

PROPOSAL 3:

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

On May 21, 2019, the Board unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio of not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within that range by the Board before May 21, 2020 without further approval or authorization of our stockholders. The Board may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. Upon the effectiveness of the amendment to our certificate of incorporation effecting the reverse stock split, the issued and outstanding shares of our common stock will be reclassified and converted into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares within the approved reverse stock split range.

If this proposal is approved by our stockholders as proposed, the Board would have the sole discretion to:

●	fix the specific ratio for the reverse stock split, provided that the ratio would be not less than 1-for-3 and not more than 1-for-10; and
●	approve the filing of the amendment to our certificate of incorporation with the designated ratio to effect the reverse stock split at any time prior to May 21, 2020.

We believe that enabling the Board to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, which are described in more detail under the heading “—Criteria to be Used for Decision to Apply the Reverse Stock Split.”

The reverse stock split, if approved by our stockholders, would become effective upon the filing of the amendment to our certificate of incorporation with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law. The exact timing of the filing of the amendment (and of the effectiveness of the reverse stock split) will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after May 21, 2020. In addition, the Board reserves the right, in its sole discretion, to abandon the filing of the amendment (and the effectiveness of the reverse stock split) if, at any time prior to the effectiveness of the amendment, the Board determines that it is no longer in our best interest or the best interests of our stockholders to proceed. Our board of directors reserves this right notwithstanding that stockholder approval for the filing of the amendment may have been obtained, and without the requirement for further action by our stockholders.

The primary reason for effecting the reverse stock split is to increase the per share trading price of our common stock so as to:

●	maintain the listing of our common stock on the NASDAQ Capital Market, and seek to avoid the delisting of our common stock from that market in the future;
●	broaden the pool of investors that may be interested in investing in our common stock by attracting investors who may prefer to invest in shares that trade at higher share prices;
●	make our common stock a more attractive investment to institutional investors; and
●	provide us an opportunity to raise funds to execute our business plan and finance our strategic objectives.

The Board further believes that an increased stock price may also encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve the liquidity of our shares and lower average transaction costs for our stockholders.

The reverse stock split would not change the number of authorized shares of our common stock as set forth in our certificate of incorporation, as amended. Therefore, because the reverse stock split would result in the number of issued and outstanding shares of common stock decreasing, the number of authorized shares of common stock remaining available for issuance would increase from 172,253,241 to approximately 190,751,080 (as of June 21, 2019, assuming a 1-for-3 reverse stock split ratio) or approximately 197,225,324 (as of June 21, 2019, assuming a 1-for-10 reverse stock split ratio), proportionately to the ratio of the reverse stock split.

The additional authorized shares of common stock would be available for issuance from time to time for corporate purposes including, without limitation, raising additional capital, acquisitions of companies or assets, strategic partnerships or collaborations, sales of securities convertible into or exercisable for our common stock, or restructuring indebtedness. We believe that the availability of the additional authorized shares will provide us with the flexibility to raise the necessary capital to execute our business plan and finance our strategic objectives, and to otherwise take advantage of favorable opportunities as they arise. If we issue additional shares for any of these purposes, the ownership interest of our current stockholders would be diluted. In May 2019, we filed a registration statement on Form S-3 with the SEC, which was declared effective on May 31, 2019. Under this shelf registration statement, we may from time to time offer and sell any combination of common stock, preferred stock, warrants or units in one or more offerings. We desire to have the authorized shares available to provide additional flexibility to use our common stock for business and financial purposes in the future.

In evaluating the reverse stock split, the Board took into consideration a number of negative factors commonly associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by some investors and analysts, as well as the fact that the stock prices of some companies that effect reverse stock splits do not necessarily trade at levels commensurate with expectations based on the applicable reverse stock split ratios. Our board of directors, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that the increase of the per share market price of our common stock that may result from the reverse stock split may allow us to maintain the listing of our common stock on the NASDAQ Capital Market, encourage greater interest in our common stock from market participants, enhance the acceptability and marketability of our common stock, improve our ability to raise additional capital to execute our business plans and finance our strategic objectives and promote greater liquidity for our stockholders.

The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split is attached as Appendix A to this proxy statement. Any amendment to our certificate of incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by the Board, within the range approved by our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the amendment to our certificate of incorporation to effect the reverse stock split, the Board will be authorized to proceed with the reverse stock split. In determining whether to proceed with the reverse stock split, and setting the exact ratio within the range approved by our stockholders, the Board will consider a number of factors, including the historical and projected trading price of our common stock, existing and anticipated market conditions, the marketability and liquidity of our common stock, which ratio would result in the least administrative cost to us, and the impact on our ability to raise additional capital to execute our business plans and finance our strategic objectives. However, even if the reverse stock split is approved by our stockholders, the Board reserves the right to abandon the reverse stock split at any time.

Effect of the Reverse Stock Split

The reverse stock split will be effected simultaneously with respect to all issued and outstanding shares of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The treatment of fractional shares resulting from the reverse stock split is described in more detail under the heading “—Fractional Shares.”

The reverse stock split will not change the existing terms of our common stock. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock that remains outstanding following the reverse stock split will continue to be fully paid and non-assessable.

The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act.

Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act and we expect that our common stock will continue to be listed for trading on the NASDAQ Global Market.

The reverse stock split would not change the number of authorized shares of our common stock or preferred stock as set forth in our certificate of incorporation, as amended. In addition, the undesignated status of our preferred stock would not be impacted.

As of the effective time of the reverse stock split, all outstanding options and warrants and other rights to acquire our common stock will be proportionately reduced in the same ratio as the reduction in the number of shares of outstanding common stock, except that, (i) for options, any fractional shares resulting from such reduction will be rounded down to the nearest whole share, and (ii) for warrants, any fractional shares resulting from such reduction will be rounded to the nearest cent or the nearest 1/100th of a share, as applicable. Correspondingly, the per share exercise or purchase price of such options and warrants will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to such options and warrants will remain approximately the same. In addition, as of the effective time, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of future grants under our equity incentive plans.

Assuming reverse stock split ratios of 1-for-3, 1-for-6 and 1-for-10 (which reflect the low, middle and high end of the range that our stockholders are being asked to approve), the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options and warrants, as well as for awards that may be issued pursuant to our existing equity incentive plans prior to the proposed amendment to the 2016 Plan contemplated in this proxy statement, and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the reverse stock split and based on securities outstanding as of June 21, 2019 without giving effect to the treatment of fractional shares.

	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-3	Reverse Stock Split Ratio of 1-for-6	Reverse Stock Split Ratio of 1-for-10
Number of Shares of Common Stock Issued and Outstanding	27,746,759	9,248,920	4,624,460	2,774,676
Number of Shares of Common Stock Reserved for Future Issuance	3,151,000	1,050,333	525,167	315,100
Weighted Average Exercise Price of Options and Warrants	$0.91	$2.73	$5.46	$9.10

If this proposal to amend our certificate of incorporation to effect a reverse stock split is approved and the Board elects to effect the reverse stock split, the number of issued and outstanding shares of our common stock will be reduced in proportion to the ratio of the split chosen by the Board. Accordingly, if a reverse stock split is effected, the number of authorized shares of our common stock will be proportionally increased.

Additionally, if this proposal is approved and the Board elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by the Board. If the Board does not implement the reverse stock split by May 21, 2020, the authority granted in this proposal to implement the reverse stock split will terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their direct or indirect ownership of shares of our common stock and securities convertible or exercisable for our common stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

Reverse Stock Split

The effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. If the reverse stock split is implemented, the post-split market price of our common stock may be less than the pre-split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

Increase in the Number of Authorized and Unissued Common Stock

Because the number of issued and outstanding shares of common stock would decrease, the number of shares remaining available for issuance under our authorized pool of common stock would increase. Future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders of the Company.

The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate common stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if the Board elects to proceed with the reverse stock split, the Board will determine the ratio of the reverse stock split to be implemented within the range approved by our stockholders, and we will file the amendment with the Secretary of State of the State of Delaware reflecting the designated ratio. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.

Beneficial Owners of Common Stock. Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in “street name” through a bank, broker, or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions about the reverse stock split, the stockholder is encouraged to contact their bank, broker or other nominee.

Registered Holders of Common Stock. Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock & Transfer. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock. As of the date of this proxy statement, certain of our shares of common stock were held in certificated form. Stockholders of record at the time of the reverse stock split who hold shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates representing shares of our common stock to the transfer agent.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who would otherwise be entitled to receive a fractional share as a result of the reverse stock split will receive one whole share of common stock in lieu of such fractional share.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ or appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such rights.

Accounting Consequences

The reverse stock split will not affect total assets, liabilities or stockholders’ equity. However, the per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

In addition, the reverse stock split will not affect the par value of a share of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment for prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that a reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with a reverse stock split. In addition, we do not expect a reverse stock split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders. Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of a reverse stock split, except stockholders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the reverse split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares may be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder, if any, may be treated as a return of tax basis and gain received from the exchange of property. The stockholder’s holding period for the shares of common stock it receives in a reverse stock split should include the stockholder’s holding period for the shares of common stock exchanged in the reverse stock split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse split.

Individual tax circumstances can vary, and stockholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular, stockholders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-reverse stock split shares.

Vote Required and Board of Directors Recommendation

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on the proposal. Abstentions with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same effect as a vote against this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

PROPOSAL 4

AMENDMENT TO THE SUNWORKS, INC. 2016 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

Overview

We are seeking stockholder approval to amend the 2016 Plan to increase the total number of shares of our common stock reserved for issuance under the plan by 2,000,000 shares, or from 1,800,000 shares to 3,800,000 shares. As of May 31, 2019, there were 881,000 shares of our common stock issuable upon the exercise of options issued under the 2016 Plan with a weighted average exercise price of $1.62 per share. Our Compensation Committee, which is comprised solely of independent directors, has recommended to the Board that we approve the amendment to the 2016 Plan. The Board approved an amendment to increase the number of shares available for awards made under the Company’s 2016 Plan, subject to stockholder approval and adjustment pursuant to the stock split (Proposal No. 3) to the extent set forth herein. The board of Directors unanimously recommends that our stockholders vote “FOR” approval of the amendment to the 2016 Plan to increase the total number of shares reserved for issuance under the plan. The principal provisions of the 2016 Plan, as amended, are summarized below and the proposed amendment to the 2016 Plan is attached hereto as Appendix B. The following discussion is qualified in its entirety by reference to the 2016 Plan.

Principal Reasons for Requested Share Increase

The approval of this proposal by our stockholders, which would result in the immediate availability of additional shares for issuance under the 2016 Plan, is critical to the furtherance of our compensation programs, and vital to the growth and success of our business. In particular, an increase in the number of shares reserved for issuance under the 2016 Plan is necessary for us to retain our key employees, to continue to motivate and incentivize our employees, and to align the interests of our employees with those of our stockholders.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our officers, directors and consultants. The 2016 Plan currently only has a limited number of shares of common stock available for issuance. Management believes that the number of shares of common stock currently available for issuance under the 2016 Plan is insufficient to meet its needs to provide for awards to the 2016 Plan participants for the next 12 months and insufficient in order to allow us the ability to compete successfully for talented employees and consultants.

Description of the 2016 Plan (as proposed to be amended)

The material terms of the 2016 Plan, as proposed to be amended, are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2016 Plan. You are encouraged to read the full text of the 2016 Plan, as proposed to be amended, before making a voting decision.

Our officers and directors are eligible to receive grants under the 2016 Plan, and have a substantial direct interest in the approval of this proposal by our stockholders.

The 2016 Plan was adopted by the stockholders on June 29, 2016. The 2016 Plan will terminate on the tenth anniversary of the date of its adoption by the Board, unless earlier terminated by the Board. The maximum number of shares of common stock that may be issued under the 2016 Plan is 3,800,000 (if this proposal is approved). In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2016 Plan and to preserve the value of awards.

Administration. The Compensation Committee administers the 2016 Plan. The term “Administrator” is used in this proxy statement to refer to the person (the committee and its delegates) charged with administering the 2016 Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, SARs, restricted or unrestricted stock, deferred grants (“deferred stock”), other stock-based awards, or cash awards, and any such award may be a performance-based award. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2016 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2016 Plan are conclusive and bind all parties.

Eligibility. Participation is limited to officers, employees and directors, as well as consultants who are selected by the Administrator to receive an award (each an “Eligible Person”). The group of persons from which the Administrator will select participants consists of all employees of the Company

Stock Options. The Administrator may, from time to time, award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of common stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the 2016 Plan: incentive stock options (“ISOs”), which are subject to special tax treatment as described below, and nonstatutory options (“NSOs”). Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

The exercise price of an ISO cannot be less than the fair market value of the common stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator; provided, however, that the expiration date of an NSO cannot be more than ten years after the date of the original grant. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights (“SARs”), under the 2016 Plan. A SAR entitles the holder upon exercise to receive an amount in cash or common stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of common stock above a base amount which may not be less than fair market value on the date of grant.

Stock Awards; Restricted Stock. The 2016 Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted stock and unrestricted stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. Other awards under the 2016 Plan may also be settled with restricted stock. The 2016 Plan also provides for deferred stock entitling the recipient to receive shares of common stock in the future on such conditions as the Administrator may specify. We intend that any stock award or award of deferred stock resulting in a deferral of compensation subject to Section 409A of the Code will be structured to the maximum extent possible to meet the applicable tax law requirements of Section 409A of the Code in order to avoid adverse tax consequences to recipients or us.

Performance Awards. The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the Administrator. The Administrator will determine whether the performance targets or goals that have been chosen for a particular performance award have been met.

General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2016 Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

Change in Control. In the event of a Change in Control (as defined in the 2016 Plan), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2016 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control.

Amendment. The Administrator may at any time or times amend the 2016 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2016 Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an award so as to affect adversely the participant’s rights under the award without the participant’s consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Summary of U.S. Federal Income Tax Consequences of the 2016 Plan

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the 2016 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the 2016 Plan, nor does it cover state, local or non-U.S. taxes.

ISOs. In general, an optionee realizes no taxable income for regular income tax purposes upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. A corresponding deduction is available to the Company. Any additional gain recognized in the disqualifying disposition is treated as a capital gain for which the Company is not entitled to a deduction. In general, if the disqualifying disposition is an arm’s length sale at less than the fair market value of the shares at time of exercise, the optionee’s ordinary income, and the Company’s corresponding deduction, are limited to the excess, if any, of the amount realized on the sale over the amount paid by the optionee for the stock. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company, and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as a capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises an NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called “83(b) election” in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the optionee. If an ISO is exercised for restricted stock, a timely 83(b) election will have the effect, in general, of fixing the amount taken into account for alternative minimum tax purposes at the excess of the fair market value of the shares at time of exercise over the exercise price. However, for regular income tax purposes the ordinary income and corresponding Company deduction associated with a disqualifying disposition of stock acquired upon exercise of an ISO, where the stock was restricted at time of exercise but vested prior to the disposition, would be determined by reference to the fair market value of the shares on the date of vesting whether or not the optionee made an 83(b) election.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether a participant has received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including the payment consisting of accelerated vesting of awards, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Under Section 162(m) of the Code, remuneration in excess of $1 million may be nondeductible if paid to any “covered employee” of a publicly held corporation (generally the corporation’s chief executive officer, chief financial officer and three highest-paid officers other than the CEO and CFO, in the year that the compensation is paid). The limit also applies to certain individuals who were covered employees in years other than the year that the compensation is paid. Because the 2016 Plan was adopted prior to November 2, 2017, there may be an exception to this $1 million deduction limitation for performance-based compensation if certain factual and legal requirements are met.

Stock options awarded under the 2016 Plan are intended to comply with or be exempt from the rules of Section 409A of the Code and guidance issued thereunder and will be administered accordingly.

New Plan Benefits

If our stockholders approve this proposal, the additional shares of our common stock that would become reserved for issuance under the 2016 Plan would be immediately available to grant equity awards to eligible plan participants.

Required Vote

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting is required to approve the amendment to the 2016 Plan to increase the total number of shares of our common stock reserved for issuance under the 2016 Plan by 2,000,000 shares, or from 1,800,000 shares to 3,800,000 shares, as adjusted by the proposed stock split (Proposal No. 3).

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR 2016 PLAN TO INCREASE THE TOTAL NUMBER OF SHARES OF OUR COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

/s/ Joshua Schechter
Joshua Schechter
Chairman

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SUNWORKS, INC.,

a Delaware corporation

Sunworks, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law, does hereby certify that:

FIRST: The name of the corporation is Sunworks, Inc. (the “Corporation”)

SECOND: The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof, and authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this “Certificate of Amendment”).

THIRD: Upon the effectiveness of this Certificate of Amendment, Section A of Article FOURTH of the Certificate of Incorporation is hereby amended by adding the following paragraph to the end of Section A of Article FOURTH:

“Reverse Stock Split. Effective immediately upon the filing of this Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each ___ (___) shares of Common Stock then issued and outstanding, or held in the treasury of the Corporation, immediately prior to the Effective Time shall automatically be reclassified and converted into one (1) share of Common Stock, without any further action by the Corporation or the respective holders of such shares (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. A holder of Common Stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of Common Stock in lieu of such fractional share.

FOURTH: This Certificate of Amendment has been duly approved by the Board of Directors in accordance with the applicable provisions of Section 242 of the Delaware General Corporation Law.

FIFTH: This Certificate of Amendment has been duly approved by the stockholders of the Corporation in accordance with the applicable provisions of Section 228 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this ______ day of August, 2019.

Sunworks, Inc.

By:
Charles F. Cargile
Chief Executive Officer

APPENDIX B

AMENDMENT TO

SUNWORKS, INC.

2016 EQUITY INCENTIVE PLAN

The Sunworks, Inc. 2016 Equity Incentive Plan, as amended to date (the “Plan”), is hereby amended as follows:

Section 4.2 of the Plan is amended and restated to read in full as follows:

“4.2 Shares Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall initially be 3,800,000 (the “Share Limit”). The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”

Except as stated above, all terms and conditions of the Plan shall remain in full force and effect.